1st Quarter 2021 Earnings Supplement April 28, 2021

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program (“PPP”) and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowing and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. 1st Quarter 2021 Highlights • Highest quarterly pre-tax income reported since 2007 • Significant PPP round 3 funding • Solid liquidity, asset quality and capital • Committed to supporting our employees, customers and community 1Q 2021 NET INCOME / DILUTED EPS $18.0 Million / $0.64 LOAN GROWTH +$174 Million (+3.5%) -$8 Million (excluding PPP) CORE DEPOSIT GROWTH +$410 Million (+8.0%) NET INTEREST MARGIN 3.19% Actual 3.12% Normalized* EFFICIENCY RATIO 62.5% NPA/TOTAL ASSETS 0.10% * Normalized to exclude PPP impact, refer to slide 17 for additional details.

4Central Pacific Financial Corp. SBA Paycheck Protection Program (PPP) IN $ MILLIONS (except for loan count) As of 3/31/21 ROUND 1 & 2 (2020) ROUND 3 (2021) FUNDED $/COUNT $558.9 ~7,200 LOANS $292.7 ~3,600 LOANS FORGIVENESS/ PAYDOWNS TO DATE $233.5 --- EARNED NET FEES TO DATE $13.3 $0.4 UNEARNED NET FEES 3/31/21 $5.8 $14.5 NET BALANCE AT 3/31/21 $319.6 $278.2 • Committed to supporting local small businesses; CPB continues to be a PPP leader in the Hawaii market with the current round of funding • Ongoing relationship building with over 2,200 new business clients from rounds 1 and 2. Around 20% have made CPB their bank thus far • Round 3 required businesses to be a client of CPB

5Central Pacific Financial Corp. Strong Credit Metrics * Excludes the PPP loan portfolio from total loans. Note: Peer Average includes banks $3-7B in assets. Source S&P Global. $0 $20 $40 $60 $80 $100 3.00% 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 1Q20 2Q20 3Q20 4Q20 1Q21 CLASSIFIED ASSETS Classified Assets + OREO (right) Classified Assets + OREO/Tier 1 Capital + ACL (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 1Q20 2Q20* 3Q20* 4Q20* 1Q21* ALLOWANCE FOR CREDIT LOSSES (ACL) ACL in $ Millions (right) ACL/Total Loans (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1Q20 2Q20 3Q20 4Q20 1Q21 NON PERFORMING LOANS NPLs in $ Millions (right) NPL /Total Loans (left) Peer Average (left) $0 $20 $40 $60 $80 $100 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 1Q20 2Q20 3Q20 4Q20 1Q21 NET CHARGE-OFFS Net Charge-offs in $ Millions (right) NCO/Avg Loans (left) Peer Average (left)

6Central Pacific Financial Corp. 1Q 2021 RPA Robotic Process Automation to enhance operational efficiency IN DEVELOPMENT /PILOT 4Q 2020 3Q 2020 1H 2020 Online Account Opening Consumer platform to open deposit accounts and term loans launched January 2021 Business Online Banking New platform designed for small businesses launched February 2021Online/Mobile Banking New consumer platform launched in August 2020. Concept Branch Temporary main branch for concept innovation and testing Innovation & Digital Banking Accomplishments ATMs Full ATM network upgrade completed in November 2020 Chat & Appointments Online chat and appointment scheduler to enhance CX

7Central Pacific Financial Corp. Resilient Hawaii Market STRENGTHS AND RECOVERY FACTORS • Hawaii has the lowest per capita COVID-19 case rate in the nation1 • Over 30% of Hawaii residents are fully vaccinated, the 8th highest in the nation2 • Visitor arrivals have recently rebounded to nearly 2/3 of pre-pandemic levels • Housing prices remain strong with an Oahu median home sales price of $950K in March 2021, a 17% increase compared to the prior year * Source: Department of Business Economic Development & Tourism. Includes visitors, returning residents, and intended residents. Excludes flights from Canada. DAILY PASSENGER COUNTS TO HAWAII* $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 OAHU SINGLE FAMILY HOME MEDIAN SALES PRICE ($ IN THOUSANDS) $950K 1 Source: Centers for Disease Control (CDC), based on the last 7 days as of April 22, 2021. 2 Source: ourworldindata.org as of April 22, 2021.

8Central Pacific Financial Corp. Solid Liquidity & Capital Position STRONG CAPITAL • $240 million capital cushion to the well-capitalized Total RBC minimum of 10% at 3/31/21 • $55 million subordinated note offering completed in October 2020 • New $25 million share repurchase authorization approved by the Board of Directors in January 2021 • Increase in quarterly cash dividend to $0.24 per share declared in April 2021 AMPLE LIQUIDITY • At 3/31/2021, over $2.3 billion in available alternative sources of liquidity, including $1.6 billion in FHLB/FRB lines and $0.7 billion in unpledged investment securities * Excludes the PPP impact to the assets denominator, refer to slide 17 for more details. 12.0% 1.1% 2.3% 9.6% 8.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Risk-based Capital Tier 1 Leverage Excl PPP* TCE Excl PPP* REGULATORY CAPITAL RATIOS AS OF MARCH 31, 2021 Tier 2 Tier 1 CET1 15.4% Total RBC

9Central Pacific Financial Corp. Total Loan Portfolio LOAN PORTFOLIO HIGHLIGHTS • Conservative and Diversified Loan Portfolio – 47% Commercial – 53% Consumer • Predominantly Hawaii Focused – 89% Hawaii – 11% Mainland/Guam • 78% Real Estate Secured (excluding PPP loan balances from total loan portfolio balance) Note: Totals may not sum due to rounding. TOTAL LOAN PORTFOLIO OF $5,138MM OUTSTANDING BALANCE AS OF 3/31/2021 $ IN MILLIONS Commercial & Industrial $514 / 10% Paycheck Protection Program $598 / 11% Construction $138 / 3% Residential $1,688 / 33% Home Equity $560 / 11% CRE - Owner Occupied $252 / 5% CRE - Investor $912 / 18% Consumer $476 / 9%

10Central Pacific Financial Corp. Paycheck Protection Program [PPP] LOAN PORTFOLIO HIGHLIGHTS • 1st/2nd Round: Over 7,200 loans made – Average outstanding loan amount of $87,000 – Aggregate outstanding balance of $320MM • 3rd Round: Over 3,600 loans made – Average outstanding loan amount of $79,000 – Aggregate outstanding balance of $278MM • 69% to existing customers • 31% to new customers • SBA Forgiveness process commenced in October 2020 with over 3,600 loans totaling $234MM approved by the SBA as of 3/31/2021 – Over 110 loans received partial forgiveness with an aggregate outstanding balance of $4MM remaining Other Industries include: Other Services; Educational Services; Information; Accommodation; Arts, Entertainment, and Recreation; Finance and Insurance Note: Totals may not sum due to rounding. OUTSTANDING BALANCE AS OF 3/31/2021 $ IN MILLIONS Foodservice $149 / 25% Other Industries $75 / 13% Construction $75 / 13%Healthcare $71 / 12% Professional, Scientific, and Technical Services $55 / 9% Retail Trade $34 / 6% Administrative and Waste Management $32 / 5% Transportation & Warehousing $29 / 5% Real Estate and Rental & Leasing $27 / 4% Manufacturing $26 / 4% Wholesale Trade $24 / 4% $598MM 11%

11Central Pacific Financial Corp. High Risk Industries LOAN PORTFOLIO DETAILS Foodservice • 25% of outstanding balance is real estate secured with WA LTV of 62% • Granular with average outstanding loan balance of $235,000 • Total undrawn commitments of $10MM • No loans on payment deferral • 3 loans totaling $783,000 on non-accrual status Note: Totals may not sum due to rounding. OUTSTANDING BALANCE AS OF 3/31/2021 $ IN MILLIONS Accommodation • 83% of outstanding balance is real estate secured with WA LTV of 50% • Average outstanding loan balance of $4MM • Total undrawn commitments of $3MM • No loans on payment deferral • No loans on non-accrual status INDUSTRY OUTSTANDING BALANCE (EXCL PPP) % OF TOTAL LOAN PORTFOLIO (EXCL PPP) TOTAL CRITICIZED CRITICIZED AS % OF TOTAL LOANS (EXCL PPP) C&I CRE CRITICIZED W/PPP FOODSERVICE $61 1.3% $34 0.7% $22 $12 $19 ACCOMMODATION 60 1.3% 18 0.4% 10 8 0 TOTAL $121 2.7% $52 1.1% $32 $20 $19

12Central Pacific Financial Corp. Loan Payment Deferrals Winding Down • $39.5 million total deferrals (<1% of total loans) as of March 31, 2021 – $38.6 million residential mortgage with WA LTV of ~60% – $0.9 million consumer • There are no longer any Commercial Real Estate and Commercial & Industrial loans on deferral as of March 31, 2021 $- $100 $200 $300 $400 $500 $600 $700 In $ M ill io ns HISTORICAL TREND OF TOTAL LOAN DEFERRALS

13Central Pacific Financial Corp. Loans Rated Special Mention LOAN PORTFOLIO DETAILS • $128MM Special Mention Loans • 2.8% of Total Loan Portfolio (excl PPP) • 58% of outstanding balances are commercial real estate secured with WA LTV of 67% • 41% of outstanding balances are C&I loans Other Industries include: Management of Companies; Educational Services; Healthcare; Other Services; Transportation & Warehousing; Finance & Insurance; Professional, Scientific and Technical Note: Totals may not sum due to rounding. OUTSTANDING BALANCE AS OF 3/31/2021 $ IN MILLIONS Real Estate and Rental & Leasing $51 / 40% Foodservice $33 / 25% Retail Trade $11 / 8% Accommodation $11 / 8% Manufacturing $4 / 3% Construction $2 / 2% Other Industries $16 / 13% $128MM 3%

14Central Pacific Financial Corp. Loans Rated Classified LOAN PORTFOLIO HIGHLIGHTS • $54MM Classified Loans • 1.2% of Total Loan Portfolio (excl PPP) • Real Estate and Rental & Leasing exposure totals 5 borrowers with WA LTV of 66% • Accommodation exposure totals 1 borrower with LTV of 53% • Residential/HELOC exposure totals 34 borrowers with WA LTV of 57% • $7MM of Classified Loans are on non-accrual status OUTSTANDING BALANCE AS OF 3/31/2021 $ IN MILLIONS Other Industries include: Utilities; Wholesale Trade; Other Services; Retail Trade; Construction Note: Totals may not sum due to rounding. Real Estate and Rental & Leasing $29 / 54% Accommodation $7 / 14% Healthcare $3 / 5% Manufacturing $1 / 3% Foodservice $1 / 3% Other Industries $2 / 4% Residential/HELOC $10 / 18% $54MM 1%

Mahalo

16Central Pacific Financial Corp. Appendix

Non-GAAP Financial Measures - Excluding PPP

The Company believes the following non-GAAP financial measures provides useful information about our operating results and enhances the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

$ MILLIONS	MAR. 31, 2021 Actual	PPP Exclusions[1]	MAR. 31, 2021 Normalized
Quarter-ended 3/31/21:			
Net Interest Income[2]	$49.9	(5.2)	$44.7
Total Avg. Interest-Earning Assets	$6,305.8	(526.8)	$5,779.0
Net Interest Margin[3]	3.19%		3.12%
Tangible Common Equity	$542.9		$542.9
Total Assets	$6,979.3	(597.8)	$6,381.5
Tangible Common Equity Ratio	7.78%		8.51%
Tier 1 Capital	594.7		$594.7
Average Assets for Lev. Ratio	$6,722.6	(526.8)	$6,195.8
Leverage Capital Ratio	8.9%		9.6%

1. Net interest income excludes PPP interest income less an assumed funding cost of 0.25% and PPP net loan fee income; Total Avg. Interest-Earning Assets excludes average PPP loan balances; Total Assets excludes period-end PPP loan balance; Average Assets excludes average PPP loan balances.
2. Net interest income shown on a taxable equivalent basis.
3. Net interest margin calculation annualizes net interest income based on the day count interest payment conventions at the interest-earning asset or interest-bearing liability level (i.e. 30/360, actual/actual).

Central Pacific Financial Corp.

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